UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 15, 2011

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Corapolis, PA 15108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Heckmann Corporation (“the Company”) recently moved its corporate headquarters to Pittsburgh, Pennsylvania. On August 15, 2011, KPMG LLP (“KPMG”), a firm with offices in Pittsburgh, Pennsylvania, was engaged as the Company’s independent registered public accounting firm. In connection with this new engagement, the Company dismissed GHP Horwath P.C. (“GHP”) as the Company’s independent registered public accounting firm. The dismissal of GHP as the Company’s independent registered public accounting firm and the engagement of KPMG as the Company’s new independent registered public accounting firm were approved by the Audit Committee of the Company’s Board of Directors on August 15, 2011.

Prior to engaging KPMG, the Company did not consult with KPMG regarding the application of accounting principles to any specified transaction, either contemplated or proposed, or regarding the type of audit opinion that might be rendered by KPMG on the Company’s financial statements, and KPMG did not provide any written report or oral advice that KPMG concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

For the years ended December 31, 2010 and 2009 through August 15, 2011, there were no disagreements with GHP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHP, would have caused it to make reference to the subject matter of such disagreement in connection with its reports.

For the years ended December 31, 2010 and 2009, through August 15, 2011, there was one “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K, relating to disclosure of material weaknesses in internal control over financial reporting with respect to the Company’s wholly-owned subsidiary China Water and Drinks, Inc. (“China Water”). As previously reported, the Company had inherited material weaknesses in China Water’s internal control over financial reporting. The Company has since remediated the material weaknesses in China Water’s internal control over financial reporting and, as of December 31, 2010, management concluded that the Company’s internal controls over financial reporting were effective. There were no other “reportable events” as such term is defined in Regulation S-K.

The reports of GHP on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009, contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the United States Securities and Exchange Commission (“SEC”) on March 11, 2010, and in the Company’s Amended Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 14, 2011, GHP expressed an adverse opinion on the Company’s internal control over financial reporting as of December 31, 2009 due to material weaknesses identified related to the Company’s subsidiary, China Water.

The Company has provided GHP with a copy of this Current Report on Form 8-K and has requested that GHP furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from GHP has been filed as Exhibit 16.1 to this Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter dated August 18, 2010 from GHP Horwath, P.C. to the Securities and Exchange Commission regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: August 19, 2011	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer